Exhibit 99.2


                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
                                                                                         Millions of Dollars
                                                                                         Three Months Ended
                                                                                              March 31
                                                                                          2005        2004
Revenues
   Sales and other operating revenues*                                                    $37,631     29,813
   Equity in earnings of affiliates                                                         1,053        269
   Other income                                                                               234        135
                                                                                        ----------  ---------
                                                                                           38,918     30,217
                                                                                        ----------  ---------
Costs and expenses
   Purchased crude oil, natural gas and products                                           25,572     19,735
   Production and operating expenses                                                        1,952      1,665
   Selling, general and administrative expenses                                               539        468
   Exploration expenses                                                                       171        143
   Depreciation, depletion and amortization                                                 1,041        918
   Property impairments                                                                        22         31
   Taxes other than income taxes*                                                           4,488      4,114
   Accretion on discounted liabilities                                                         48         36
   Interest and debt expense                                                                  138        145
   Foreign currency transaction gains                                                          (3)       (16)
   Minority interests                                                                          10         14
                                                                                        ----------  ---------
                                                                                           33,978     27,253
                                                                                        ----------  ---------

   Income from continuing operations before income taxes                                    4,940      2,964
   Provision for income taxes                                                               2,017      1,361
                                                                                        ----------  ---------
   Income from continuing operations                                                        2,923      1,603
   Income/(loss) from discontinued operations                                                 (11)        13
                                                                                        ----------  ---------
Net income                                                                                 $2,912      1,616
                                                                                        ==========  =========

Income/(loss) per share of common stock (dollars)
   Basic
     Continuing operations                                                                  $4.18       2.34
     Discontinued operations                                                                (0.01)      0.02
                                                                                        ----------  ---------
     Net income                                                                             $4.17       2.36
                                                                                        ==========  =========
   Diluted
     Continuing operations                                                                  $4.12       2.31
     Discontinued operations                                                                (0.02)      0.02
                                                                                        ----------  ---------
     Net income                                                                             $4.10       2.33
                                                                                        ==========  =========

Average common shares outstanding (in thousands)
   Basic                                                                                  698,946    686,098
   Diluted                                                                                710,186    694,052

  *Includes excise, value added and other similar taxes on petroleum products sales:       $4,155      3,822

                                                      1-1

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

                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                                         Millions of Dollars
                                                                         Three Months Ended
                                                                              March 31
                                                                         2005         2004
INCOME/(LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                                                         $892          635
      International                                                          895          622
                                                                       ----------  -----------
        Total E&P                                                          1,787        1,257
                                                                       ----------  -----------
   Midstream                                                                 385           55
                                                                       ----------  -----------
   R&M
      United States                                                          570          403
      International                                                          130           61
                                                                       ----------  -----------
        Total R&M                                                            700          464
                                                                       ----------  -----------
   LUKOIL Investment                                                         110            -
   Chemicals                                                                 133           39
   Emerging Businesses                                                        (8)         (22)
   Corporate and other                                                      (184)        (190)
                                                                       ----------  -----------
   Consolidated                                                           $2,923        1,603
                                                                       ==========  ===========

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                                       (11)          13

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                                         $892          635
      International                                                          895          622
                                                                       ----------  -----------
        Total E&P                                                          1,787        1,257
                                                                       ----------  -----------
   Midstream                                                                 385           55
                                                                       ----------  -----------
   R&M
      United States                                                          570          403
      International                                                          130           61
                                                                       ----------  -----------
        Total R&M                                                            700          464
                                                                       ----------  -----------
   LUKOIL Investment                                                         110            -
   Chemicals                                                                 133           39
   Emerging Businesses                                                        (8)         (22)
   Corporate and other                                                      (195)        (177)
                                                                       ----------  -----------
Net Income/(loss)                                                         $2,912        1,616
                                                                       ==========  ===========
                                                  1-2

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

                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                                         Three Months Ended
                                                                              March 31
                                                                            2005         2004
INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                                     40.8  %      45.9

                                                                         Millions of Dollars
FOREIGN CURRENY GAINS (LOSSES) AFTER-TAX
   E&P                                                                       $12            5
   Midstream                                                                   -            -
   R&M                                                                       (18)           1
   LUKOIL Investment                                                           -            -
   Chemicals                                                                   -            -
   Emerging Businesses                                                         -            -
   Corporate and other                                                         7            6
                                                                       ----------  -----------
                                                                              $1           12
                                                                       ==========  ===========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                                      $2,923        1,603
   Depreciation, depletion and amortization                                1,041          918
   Property impairments                                                       22           31
   Dry hole costs and leasehold impairment                                   109           87
   Accretion on discounted liabilities                                        48           36
   Deferred income taxes                                                     123          360
   Undistributed equity earnings                                            (805)        (181)
   Net gain on asset dispositions                                           (177)         (82)
   Other                                                                     (78)          70
   Working capital changes                                                   888         (777)
                                                                       ----------  -----------
   Net cash provided by continuing operations                              4,094        2,065
   Net cash provided by discontinued operations                               (5)           8
                                                                       ----------  -----------
   Net cash provided by operating activities                              $4,089        2,073
                                                                       ==========  ===========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                                         $322          306
      International                                                          884          904
                                                                       ----------  -----------
                                                                           1,206        1,210
   Midstream                                                                   1            3
   R&M                                                                       275          215
   LUKOIL Investment                                                         324            -
   Chemicals                                                                   -            -
   Emerging Businesses                                                        (4)          28
   Corporate and other*                                                       20           25
                                                                       ----------  -----------
                                                                          $1,822        1,481
                                                                       ==========  ===========
*Excludes discontinued operations
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
OTHER
                                              At March 31, 2005         At December 31, 2004
   Total debt                                     $14,012                      15,002
   Common stockholders' equity                    $45,031                      42,723

                                                  1-3

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

                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                       BY SEGMENT
                                                                                             Three Months Ended
                                                                                                  March 31
                                                                                            2005            2004
                                                                                         Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                                                  309            320
          Lower 48                                                                                 62             53
                                                                                        --------------  -------------
                                                                                                  371            373
      Norway                                                                                      207            215
      United Kingdom                                                                               61             67
      Canada                                                                                       23             27
      China                                                                                        22             32
      Indonesia                                                                                    21             15
      Vietnam                                                                                      27             31
      Timor Sea                                                                                    36              5
      Other                                                                                        54             63
                                                                                        --------------  -------------
      Total consolidated                                                                          822            828
      Equity affiliates                                                                           120            113
                                                                                        --------------  -------------
        Total Worldwide                                                                           942            941
                                                                                        ==============  =============

   Syncrude                                                                                        14             23
                                                                                        ==============  =============

   Natural gas liquids produced
      United States
          Alaska*                                                                                  24             26
          Lower 48                                                                                 27             24
                                                                                        --------------  -------------
                                                                                                   51             50
      Norway                                                                                       10              9
      Canada                                                                                       10             10
      Timor Sea                                                                                    17              -
      Other                                                                                         6              7
                                                                                        --------------  -------------
        Total Worldwide                                                                            94             76
                                                                                        ==============  =============

*Includes reinjected volumes sold lease-to-lease.                                                  13             16

                                                                                         Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                                                  185            185
          Lower 48                                                                              1,169          1,233
                                                                                        --------------  -------------
                                                                                                1,354          1,418
      Norway                                                                                      298            319
      United Kingdom                                                                              824            879
      Canada                                                                                      417            428
      Timor Sea                                                                                    35             40
      Indonesia                                                                                   273            248
      Vietnam                                                                                      18             17
      Other                                                                                        76             66
                                                                                        --------------  -------------
      Total consolidated                                                                        3,295          3,415
      Equity affiliates                                                                             5              9
                                                                                        --------------  -------------
        Total Worldwide                                                                         3,300          3,424
                                                                                        ==============  =============
*Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                                                    132            118

LUKOIL Investment
   Production (MBOE/D)*                                                                           201              -
   Refinery crude oil throughput (MB/D)*                                                           92              -
   *Represents our estimated net share of LUKOIL

                                                      1-4

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

                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                                                                                 Three Months Ended
                                                                                                      March 31
                                                                                                 2005           2004
E&P
                                                                                                      Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                                                               $44.15         32.93
            Lower 48                                                                              41.29         31.86
               Total U.S.                                                                         43.69         32.78
         International                                                                            45.93         31.48
         Total consolidated                                                                       44.89         32.08
         Equity affiliates                                                                        30.38         19.27
            Total Worldwide                                                                       43.15         30.44
      Natural gas-lease (per MCF)
         United States
            Alaska                                                                                 1.77          2.54
            Lower 48                                                                               5.66          5.00
               Total U.S.                                                                          5.45          4.88
         International                                                                             5.03          4.11
         Total consolidated                                                                        5.19          4.41
         Equity affiliates                                                                         0.25          3.91
           Total Worldwide                                                                         5.19          4.41

Midstream
                                                                                           Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                                                                23            54
        International                                                                                53            47
     Equity affiliates
        United States*                                                                              110           109
        International                                                                                 6             6
                                                                                         --------------- -------------
                                                                                                    192           216
                                                                                         =============== =============

   *Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS).

                                                                                                   Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                                                               $31.95         25.68
      DEFS                                                                                        30.61         24.81

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by DEFS'
naural-gas-liquids component and location mix.

                                                        1-5
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

                                                 ConocoPhillips
                                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                                                                 Three Months Ended
                                                                                      March 31
                                                                                2005            2004
                                                                             Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                                                             2,173          2,168
     Crude oil runs                                                                 1,957          2,105
     Refinery production                                                            2,147          2,245

  International*
     Crude oil capacity                                                               428            447
     Crude oil runs                                                                   428            409
     Refinery production                                                              443            410

  U.S. Petroleum products outside sales
     Automotive gasoline                                                            1,302          1,315
     Distillates                                                                      642            570
     Aviation fuels                                                                   198            178
     Other products                                                                   461            517
                                                                            --------------  -------------
                                                                                    2,603          2,580
                                                                            --------------  -------------
  International                                                                       495            501
                                                                            --------------  -------------
                                                                                    3,098          3,081
                                                                            ==============  =============

                                                                                     Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                                                  $1.44           1.16
     Automotive gasoline-retail                                                      1.55           1.32
     Distillates-wholesale                                                           1.48           1.02

   *Includes ConocoPhillips' share of equity affiliates except LUKOIL.

  **Excludes excise taxes.

                                                       1-6
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